1 * For identification purposes only Hong Kong Exchanges and Clearing Limited and The Stock Exchange of Hong Kong Limited take no responsibility for the contents of this announcement, make no representation as to its accuracy or completeness and expressly disclaim any liability whatsoever for any loss howsoever arising from or in reliance upon the whole or any part of the contents of this announcement. (incorporated in the Cayman Islands with limited liability) (Stock Code: 1128 and Debt Stock Codes: 5279, 5280, 40102, 40259, 40357) INSIDE INFORMATION REVERSION OF CASINO AREAS AND RELEVANT GAMING EQUIPMENT This announcement is issued by Wynn Macau, Limited (the “Company”, together with its subsidiaries, the “Group”) pursuant to Rules 13.09(2)(a) and 37.47B of the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited and under Part XIVA of the Securities and Futures Ordinance (Cap. 571). Reference is made to the announcement of the Company dated 18 December 2022 in relation to the formal award of gaming concession from the government of Macau Special Administrative Region of the People’s Republic of China (“Macau”) to Wynn Resorts (Macau) S.A. (“WRM”), a wholly- owned subsidiary of the Company pursuant to the gaming concession contract entered into with the Macau government dated 16 December 2022 (the “Gaming Concession Contract”). PROPERTY TRANSFER AGREEMENTS The board (“Board”) of the directors (“Directors”) of the Company announces that, on 30 December 2022 (after trading hours), WRM and Palo Real Estate Company Limited (“Palo”), a wholly-owned subsidiary of the Company, entered into the property transfer agreements (the “Property Transfer Agreements”) with the Macau government, pursuant to which: (i) WRM and Palo will revert the casino areas (the “Casino Areas”) in Wynn Macau and Wynn Palace as designated by the Gaming Inspection and Coordination Bureau of Macau and the relevant gaming equipment to the Macau government without compensation and free of encumbrance on 31 December 2022 pursuant to the Macau Law No. 16/2001 (the “Macau Gaming Law”), as amended by Law No. 7/2022 and the gaming concession contract entered into between WRM and the Macau government on 24 June 2002; and Exhibit 99.1

2 (ii) upon the above reversion of the Casino Areas and the relevant gaming equipment to the Macau government, the Macau government has agreed to transfer of the Casino Areas and the relevant gaming equipment back to WRM for use of its operation of games of chance in Wynn Macau and Wynn Palace beginning on 1 January 2023 and expiring upon the expiration of the Gaming Concession Contract. WRM will pay the Macau government an annual amount calculated based on: (i) MOP750 (equivalent of HK$728) per square meter of the Casino Areas for the first year in March 2023, as adjusted annually in accordance with the average price index in Macau pursuant to the Macau Gaming Law for the second and third year payable in March 2024 and March 2025, respectively; and (ii) MOP2,500 (equivalent of HK$2,427) per square meter of the Casino Areas for the fourth year in March 2026, as adjusted annually for the remaining years payable in March each year in accordance with the average price index in Macau pursuant to the Macau Gaming Law. REASONS FOR AND BENEFITS OF THE PROPERTY TRANSFER AGREEMENTS The entering into of the Property Transfer Agreements allows the Group to use the Casino Areas and the relevant gaming equipment related to its operation of games of chance in Wynn Macau and Wynn Palace, the two integrated destination casino resorts of the Group, during the term of the Gaming Concession Contract. The Board considers that the terms of the Property Transfer Agreements are fair and reasonable and in the interests of the Company and its shareholders as a whole. INFORMATION ON THE PARTIES TO THE PROPERTY TRANSFER AGREEMENTS The Company, through WRM, is a developer, owner and operator of destination casino resorts in Macau. WRM currently owns and operates Wynn Macau and Wynn Palace. WRM and Palo are land concessionaires of Wynn Macau and Wynn Palace, respectively. The Macau government, which is the local government of Macau, was established on 20 December 1999. To the best of the Directors’ knowledge, information and belief having made all reasonable enquiries, the Macau government is a third party independent of and not connected with the Company and its connected persons.

3 Shareholders of the Company and potential investors are advised to exercise caution when dealing in the Shares of the Company. By order of the Board Wynn Macau, Limited Dr. Allan Zeman Chairman Hong Kong, 30 December 2022 As at the date of this announcement, the Board comprises Craig S. Billings, Ian Michael Coughlan and Frederic Jean-Luc Luvisutto (as Executive Directors); Linda Chen (as Executive Director and Vice Chairman); Matthew O. Maddox (as Non-Executive Director); Allan Zeman (as Independent Non-Executive Director and Chairman); and Lam Kin Fung Jeffrey, Bruce Rockowitz, Nicholas Sallnow-Smith and Leah Dawn Xiaowei Ye (as Independent Non-Executive Directors). For the purpose of this announcement, amounts denominated in MOP have been converted, for the purpose of illustration only, into HK$ at the exchange rates of MOP1.03=HK$1.00. No representation is made that the amounts stated in this announcement have been or could have been or could be converted at the above rates or any other rates at all.